UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 10, 2014

SENIOR HOUSING PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-15319	04-3445278
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300 Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-796-8350

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On February 10, 2014, Senior Housing Properties Trust, or we, our or us, entered into an agreement, or the Purchase Agreement, to acquire two biotech medical office buildings from Fifty Northern Avenue LLC and Eleven Fan Pier Boulevard LLC for an aggregate purchase price of approximately $1.125 billion.  These 15-story buildings, which comprise principally biomedical research facilities and corporate office space and also include structured parking and street-level retail space, contain 1.65 million total gross square feet and are located in the Seaport District of Boston, Massachusetts.  The buildings are currently 96% leased to Vertex Pharmaceuticals Incorporated for a remaining lease term of approximately 15 years.

The Purchase Agreement contains certain closing conditions typical of large commercial real estate transactions, and we can provide no assurance that all those conditions, some of which are beyond our control, will be satisfied.  We currently expect to complete the acquisition of these two buildings in the first six months of 2014.  However, the closing could be delayed or may not occur at all, and we can provide no assurance that the terms of the acquisition will not change.

In connection with entering into the Purchase Agreement, we received a commitment for an unsecured term loan of up to $800.0 million from Jefferies Finance, LLC and Wells Fargo Bank, N.A.  The term loan is expected to close concurrently with the closing of our acquisition of the two buildings, to have an interest rate of LIBOR plus 140 basis points (subject to adjustments based on changes in credit ratings of our senior unsecured debt, and subject to flex provisions that would adjust the lenders’ yield to market conditions at the time of syndication), to be prepayable in part or whole at any time without penalty and to mature five years from closing.  We expect that, prior to the closing of the acquisition of these two buildings, the term loan will be syndicated to a group of lenders.  The actual amount of the term loan that we borrow may be less than $800 million, without any additional costs to us, depending on our funding needs at the time of closing.  We currently expect to fund the acquisition of the two buildings initially using cash on hand, proceeds of the term loan and borrowings under our $750.0 million unsecured revolving credit facility.  We plan to long term finance the acquisition of the two buildings with a mix of debt and equity capital, depending on the cost of such financing and market conditions.

The commitments which we received for the term loan are subject to various conditions, including mutually satisfactory documentation.  There can be no assurance that all those conditions, some of which are beyond our control, will be satisfied, that the terms of the term loan described in the commitments will not change, or that the term loan will be available to us timely or at all.  In certain circumstances, our failure to complete the purchase of the two buildings, including by reason of our inability to finance the acquisition, will result in our forfeiture of a $50 million deposit.  The unavailability of financing for the purchase of the buildings on favorable terms or any delay in obtaining this financing or in completing this purchase could prevent us from realizing the overall benefits that we expect from the purchase.

The foregoing description of the Purchase Agreement is not complete and is subject to and qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE”, OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING

STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FOR EXAMPLE:

•                  THIS CURRENT REPORT DESCRIBES CERTAIN EXPECTED TERMS OF AN $800 MILLION TERM LOAN WHICH WE MAY INCUR IN CONNECTION WITH THE ACQUISITION OF TWO BIOTECH MEDICAL OFFICE BUILDINGS.  THE COMMITMENTS WHICH WE RECEIVED FOR THE TERM LOAN ARE SUBJECT TO VARIOUS CONDITIONS, INCLUDING MUTUALLY SATISFACTORY DOCUMENTATION.  THERE CAN BE NO ASSURANCE THAT ALL THE CONDITIONS WILL BE SATISFIED, THAT THE TERMS OF THE TERM LOAN WILL NOT CHANGE, OR THAT THE TERM LOAN WILL BE AVAILABLE TO US TIMELY OR AT ALL. WE ARE NOT COMMITTED TO INCUR THE ENTIRE TERM LOAN OR ANY PORTION THEREOF, AND MAY UTILIZE OTHER DEBT OR EQUITY FINANCING FOR ALL OR A PORTION OF THE ACQUISITION.

•                  THIS CURRENT REPORT STATES THAT THE INTEREST RATE UNDER THE TERM LOAN WILL BE LIBOR PLUS 140 BASIS POINTS.  THIS INTEREST RATE IS BASED ON OUR CURRENT DEBT RATINGS AND THE INTEREST RATE MAY BE HIGHER OR LOWER THAN LIBOR PLUS 140 BASIS POINTS IN THE FUTURE DEPENDING ON OUR FUTURE DEBT RATINGS. THIS INTEREST RATE IS ALSO SUBJECT TO PROVISIONS THAT WOULD ADJUST THE LENDERS’ YIELD TO MARKET CONDITIONS AT THE TIME OF SYNDICATION.

•                  THIS CURRENT REPORT STATES THAT WE EXPECT TO LONG TERM FINANCE THE ACQUISITION WITH A MIX OF DEBT AND EQUITY CAPITAL.  THE ACTUAL MIX OF DEBT AND EQUITY FINANCING WILL DEPEND ON THE AVAILABILITY AND COST OF SUCH FINANCING, AND THE FINAL MIX OF FINANCING MAY BE DIFFERENT FROM CURRENT EXPECTATIONS. WE MAY BE UNABLE TO SUCCESSFULLY LONG TERM FINANCE THE ACQUISITION ON SATISFACTORY TERMS.

•                  THIS CURRENT REPORT ON FORM 8-K STATES THAT WE CURRENTLY EXPECT TO COMPLETE THE ACQUISITION OF THE TWO BIOTECH MEDICAL OFFICE BUILDINGS IN THE FIRST SIX MONTHS OF 2014.  HOWEVER, THE PURCHASE AGREEMENT CONTAINS VARIOUS CUSTOMARY CLOSING CONDITIONS AND THE CLOSING COULD BE DELAYED OR MAY NOT OCCUR AT ALL. FURTHER, THE TERMS OF THE ACQUISITION COULD CHANGE.

THE INFORMATION CONTAINED IN OUR FILINGS WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION, OR THE SEC, INCLUDING UNDER THE CAPTION “RISK FACTORS” IN OUR PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE DIFFERENCES FROM OUR FORWARD LOOKING STATEMENTS. OUR FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 7.01.  Regulation FD Disclosure.

On February 10, 2014, we issued a press release announcing that we had entered into the Purchase Agreement.  In addition, on February 11, 2014, we released a presentation to investors regarding the proposed acquisition relating to the Purchase Agreement.  Copies of that press release and presentation are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

2.1

Real Estate Purchase and Sale Agreement, dated as of February 10, 2014, between Fifty Northern Avenue LLC and Eleven Fan Pier Boulevard LLC, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the properties located at 50 Northern Avenue and 11 Fan Pier Boulevard, Boston, MA).

99.1	Press Release dated February 10, 2014.

99.2	Presentation dated February 11, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENIOR HOUSING PROPERTIES TRUST

	By:	/s/ Richard A. Doyle
	Name:	Richard A. Doyle
	Title:	Treasurer and Chief Financial Officer

Dated: February 14, 2014